Exhibit 99.1

Contact: Investor Relations
Karen Fugate
940-297-3877

Media Relations
Edelman
David J. Chamberlin
214-443-7560
david.chamberlin@edelman.com

Sally Beauty Provides Update On Recent Security Investigation

DENTON, Texas — May 28, 2015 — Sally Beauty Holdings, Inc. (the “Company”) updated its customers today on its ongoing investigation of the illegal intrusion into its payment card systems and efforts to provide support to customers who may have been affected by the incident.

As previously announced, the Company began an investigation into a possible security incident shortly after it received reports in late April of unusual activity involving payment cards used at some of its U.S. Sally Beauty stores.  Since then, the Company has been working diligently with the help of law enforcement and leading third-party forensics experts to seek to ensure that its customers are protected.

The Company can now confirm criminals used malware believed to have been effectively deployed on some of its point-of-sale systems at varying times between March 6th and April 17th, 2015.  Accordingly, the payment card information of customers that used cards at affected U.S. Sally Beauty stores during this time may have been put at risk.  In addition:

•                  Sally Beauty does not collect or store PIN data. Therefore, the Company has no reason to believe, and has received no information to suggest, that debit card PINs may have been impacted

•                  The Company has eliminated this malware from all Sally Beauty point-of-sale systems

“We regret any inconvenience this incident may have caused our customers, and we want to reassure them that protecting our customers is our priority,” said Chris Brickman, President and CEO.  “Because we cannot pinpoint exactly which cards might have been affected during our reported date range, we are offering credit monitoring services to any customer who used their payment card at a U.S. Sally Beauty store between March 6th and April 17th of 2015.  Customers who wish to take advantage of these free identity protection services can learn more through our website, sallybeautyholdings.com, or by contacting us at 1-866-234-9442 or customerserviceinquiry@sallybeauty.com.”

About Sally Beauty Holdings, Inc.

Sally Beauty Holdings, Inc. (NYSE: SBH) is an international specialty retailer and distributor of professional beauty supplies with revenues of $3.8 billion annually.  Through the Sally Beauty Supply and Beauty Systems Group businesses, the Company sells and distributes through 4,900 stores, including approximately 200 franchised units, throughout the United States, the United Kingdom, Belgium, Chile, Colombia, Peru, France, the Netherlands, Canada, Puerto Rico, Mexico, Ireland, Spain and Germany.  Sally Beauty Supply stores offer up to 10,000 products for hair, skin, and nails through professional lines such as Clairol, L’Oreal, Wella and Conair, as well as an extensive selection of proprietary merchandise. Beauty Systems Group stores, branded as CosmoProf or Armstrong McCall stores, along with its outside sales consultants, sell up to 10,000 professionally branded products including Paul Mitchell, Wella, Sebastian, Goldwell, Joico, and Aquage which are targeted exclusively for professional and salon use and resale to their customers.  For more information about Sally Beauty Holdings, Inc., please visit sallybeautyholdings.com.

Cautionary Notice Regarding Forward-Looking Statements

Statements in this news release and the schedules hereto which are not purely historical facts or which depend upon future events may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions may also identify such forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements as such statements speak only as of the date they were made.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, risks and uncertainties related to: the highly competitive nature of, and the increasing consolidation of, the beauty products distribution industry; anticipating and effectively responding to changes in consumer preferences and buying trends in a timely manner; potential fluctuation in our same store sales and quarterly financial performance; our dependence upon manufacturers who may be unwilling or unable to continue to supply products to us; the possibility of material interruptions in the supply of products by our third-party manufacturers or distributors; products sold by us being found to be defective in labeling or content; compliance with current laws and regulations or becoming subject to additional or more stringent laws and regulations; the success of our e-commerce businesses; product diversion to mass retailers or other unauthorized resellers; the operational and financial performance of our franchise-based business; successfully identifying acquisition candidates and successfully completing desirable acquisitions; integrating acquired businesses; opening and operating new stores profitably; the impact of the health of the economy upon our business; the success of our cost control plans; protecting our intellectual property rights, particularly our trademarks; the risk that our products may infringe on the intellectual property of others or that we may be required to defend our intellectual property rights; conducting business outside the United States; disruption in our information technology systems; a significant data security breach, including misappropriation of our customers’ or employees’ confidential information, and the potential costs related thereto; the negative impact on our reputation and loss of confidence of our customers, suppliers and others arising from a significant data security breach; the costs and diversion of management attention required to investigate and remediate a data security breach; the ultimate determination of the extent or scope of the potential liabilities relating to our 2014 data security incident and this current incident; the timing, effectiveness and expense of our planned payment security updates; our ability to attract or retain highly skilled management and other personnel; severe weather, natural disasters or acts of violence or terrorism; the preparedness of our accounting and other management systems to meet financial reporting and other requirements and the upgrade of our existing financial reporting system; being a holding company, with no operations of our own, and depending on our subsidiaries for cash; our ability to execute and implement our common stock repurchase program; our substantial indebtedness; the possibility that we may incur substantial additional debt, including secured debt, in the future; restrictions and limitations in the agreements and instruments governing our debt; generating the significant amount of cash needed to service all of our debt and refinancing all or a portion of our indebtedness or obtaining additional financing; changes in interest rates increasing the cost of servicing our debt; the potential impact on us if the financial institutions we deal with become impaired; and the costs and effects of litigation.

Additional factors that could cause actual events or results to differ materially from the events or results described in the forward-looking statements can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended September 30, 2014, as filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. We assume no obligation to publicly update or revise any forward-looking statements.